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                                  United States



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported): MAY 2, 2003


                        COMMISSION FILE NUMBER 001-12138






                                PDV AMERICA, INC.
             (Exact name of registrant as specified in its charter)




           DELAWARE                                      51-0297556
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)




         ONE WARREN PLACE, 6100 SOUTH YALE AVENUE, TULSA, OKLAHOMA 74136
               (Address of principal executive office) (Zip Code)



                                 (918) 495-4000
              (Registrant's telephone number, including area code)


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

C.       EXHIBITS

         Exhibit 99.1 News Release issued by CITGO Petroleum Corporation dated May 2, 2003, entitled "CITGO Announces First Quarter 2003 Results."

ITEMS 9 AND 12. REGULATION FD DISCLOSURE AND DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The following information is furnished pursuant to Item 9, "Regulation FD Disclosure" and Item 12, "Disclosure of Results of Operations and Financial Condition."

On May 2, 2003, CITGO Petroleum Corporation issued a News Release announcing its earnings for the first quarter 2003. A copy of the News Release is filed as
Exhibit 99.1 hereto.

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                                   SIGNATURES


         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          PDV AMERICA, INC.


Date:  May 2, 2003                        /s/      Paul Largess
                                          --------------------------------------
                                                   Paul Largess
                                          Treasurer and Chief Accounting Officer

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                                  EXHIBIT INDEX


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
EXHIBIT NO.     DESCRIPTION
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
99.1            News Release issued by CITGO Petroleum Corporation dated May 2, 2003, entitled "CITGO
                Announces First Quarter 2003 Results."
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